UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 21, 2016 (June 17, 2016)

REIS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Reis, Inc. (“Reis”) has entered into new employment agreements with its four most senior executive officers (and indemnification agreements with Lloyd Lynford and Jonathan Garfield). The new employment agreements extend the executive officers’ employment; their current arrangements were scheduled to expire on June 30, 2016.

The compensation committee of Reis’s board of directors engaged an independent compensation consultant to assist in benchmarking of the employment arrangements against appropriate peers for each individual, and in connection with negotiation of the agreements. The following summary is not a complete description of each of these agreements, and is qualified in its entirety by reference to the full agreements, each of which is filed as an exhibit to this current report on Form 8-K.

Lloyd Lynford. On June 17, 2016, Reis and its wholly owned subsidiary, Reis Services, LLC (“Reis Services” and, together with Reis, the “Employers”), entered into an employment agreement with Lloyd Lynford, to be effective as of July 1, 2016 (the “Lynford Employment Agreement”). The Lynford Employment Agreement supersedes, as of July 1, 2016, Mr. Lynford’s existing employment agreement and provides for Mr. Lynford to continue to be employed as President and Chief Executive Officer of Reis and as Chief Executive Officer of Reis Services, as well as for Mr. Lynford to serve as a director of Reis. The Lynford Employment Agreement has a three year term that expires on June 30, 2019.

During the term of his employment, Mr. Lynford is entitled to a salary of not less than $475,000 per year. He is also eligible to receive a performance-based annual bonus, administered by the compensation committee of Reis’s board of directors, with a target opportunity of not less than 75% of his annual base salary (meaning, a current target bonus opportunity of $356,250) and a possible payout range of zero to 175% of the target amount.  The Employers have also agreed to maintain, during the term of the Lynford Employment Agreement, term life insurance, for the benefit of a beneficiary selected by Mr. Lynford, in the amount of $780,000. In the event that Mr. Lynford incurs a qualifying termination during the term of the Lynford Employment Agreement, the Lynford Employment Agreement provides for a lump sum severance payment equal to 1.5 times the sum of his then current base salary and target bonus (or 2.5 times, in the case of a qualifying termination that occurs in connection with or during the two year period following a change of control), the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of 18 months following termination of his employment. In the event of a qualifying termination not in connection with a change of control, the right to the severance payments and benefits is generally subject to Mr. Lynford and Reis entering into a mutual release of claims. Mr. Lynford has agreed to restrictions on competition and solicitation of employees or customers during the term of the Lynford Employment Agreement and for a one year period following termination (with an extension to a two year period following termination in connection with a change of control). Also effective July 1, 2016, the Employers and Mr. Lynford have entered into an indemnification agreement, setting forth specific procedures for the provision of indemnification by the Employers on behalf of Mr. Lynford.

Jonathan Garfield. On June 17, 2016, the Employers entered into an employment agreement with Jonathan Garfield, to be effective as of July 1, 2016 (the “Garfield Employment Agreement”). The Garfield Employment Agreement supersedes, as of July 1, 2016, Mr. Garfield’s existing employment agreement and provides for Mr. Garfield to continue to be employed as Executive Vice President of both Reis and Reis Services, as well as for Mr. Garfield to serve as a director of Reis. The Garfield Employment Agreement has a three year term that expires on June 30, 2019.

During the term of his employment, Mr. Garfield is entitled to a salary of not less than $425,000 per year. He is also eligible to receive  a performance-based annual bonus, administered by the compensation committee of Reis’s board of directors, with a target opportunity of not less than 50% of his annual base salary (meaning a current target bonus opportunity of $212,500) and a possible payout range of zero to 175% of the target amount.  The Employers have also agreed to maintain, during the term of the Garfield Employment Agreement, term life insurance, for the benefit of a beneficiary selected by Mr. Garfield, in the amount of $625,000. In the event that Mr. Garfield incurs a qualifying termination during the term of the Garfield Employment Agreement, the Garfield Employment Agreement provides for a lump sum severance payment equal to 1.5 times the sum of his then current base salary and target bonus (or 2.5 times, in the case of a qualifying termination that occurs in connection with or during the two year period following a change of control), the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of 18 months following termination of his employment. In the event of a qualifying termination not in connection with a change of control, the right to the severance payments and benefits is generally subject to Mr. Garfield and Reis entering into a mutual release of claims. Mr. Garfield has agreed to restrictions on competition and solicitation of employees or customers during the term of the Garfield Employment Agreement and for a one year period following termination (with an extension to a two year period following termination in connection with a change of control). Also effective July 1, 2016, the Employers and Mr. Garfield have entered into an indemnification agreement, setting forth specific procedures for the provision of indemnification by the Employers on behalf of Mr. Garfield.

William Sander. On June 17, 2016, Reis Services entered into an employment agreement with William Sander, to be effective as of July 1, 2016 (the “Sander Employment Agreement”). Reis is a party to this agreement for limited purposes. The Sander Employment Agreement supersedes, as of July 1, 2016, Mr. Sander’s existing employment agreement and provides for Mr. Sander to continue to be employed as President and Chief Operating Officer of Reis Services for a three year term that expires on June 30, 2019.

During the term of his employment, Mr. Sander is entitled to a salary of not less than $355,000 per year. He is also eligible for a performance-based annual bonus, administered by the compensation committee of Reis’s board of directors, with a target opportunity of not less than 60% of his annual base salary (meaning, a current target bonus opportunity of $213,000) and a possible payout range of zero to 175% of the target amount.  Reis Services has also agreed to maintain, during the term of the Sander Employment Agreement, term life insurance, for the benefit of a beneficiary selected by Mr. Sander, in the amount of $187,500. In the event that Mr. Sander incurs a qualifying termination during the term of the Sander Employment Agreement, the Sander Employment Agreement provides for a lump sum severance payment equal to 1.5 times his then current base salary (or 2 times, in the case of a qualifying termination that occurs in connection with or during the one year period following a change of control), the payment of his pro rata target bonus for that year, the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of nine months following termination of his employment. The right to these severance payments and benefits is generally conditioned on Mr. Sander and Reis entering into a release of claims. Mr. Sander has agreed to restrictions on competition and solicitation of employees or customers during the term of the Sander Employment Agreement and for periods following termination ranging from twelve months (for competition) to eighteen months (for solicitation of employees or customers).

Mark P. Cantaluppi. On June 17, 2016, the Employers entered into an employment agreement with Mark P. Cantaluppi, to be effective as of July 1, 2016 (the “Cantaluppi Employment Agreement”). The Cantaluppi Employment Agreement supersedes, as of July 1, 2016, Mr. Cantaluppi’s existing employment agreement and provides for Mr. Cantaluppi to continue to be employed as Chief Financial Officer of both Reis and Reis Services for a three year term that expires on June 30, 2019.

During the term of his employment, Mr. Cantaluppi is entitled to a salary of not less than $335,000 per year. He is also eligible for a performance-based annual bonus, administered by the compensation committee of Reis’s board of directors, with a target opportunity of not less than 60% of his annual base salary (meaning, a current target bonus opportunity of $201,000) and a possible payout range of zero to 175% of the target amount.  The Company has also agreed to maintain, during the term of the Cantaluppi Employment Agreement, term life insurance, for the benefit of a beneficiary selected by Mr. Cantaluppi, in the amount of $157,500. In the event that Mr. Cantaluppi incurs a qualifying termination during the term of the Cantaluppi Employment Agreement, the Cantaluppi Employment Agreement provides for a lump sum severance payment equal to 1.5 times his then current base salary (or 2 times, in the case of a qualifying termination that occurs in connection with or during the one year period following a change of control), the payment of his pro rata target bonus for that year, the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of nine months following his termination of employment. The right to these severance payments and benefits is generally conditioned on Mr. Cantaluppi and Reis entering into a release of claims. Mr. Cantaluppi has agreed to restrictions on competition and solicitation of employees or customers during the term of the Cantaluppi Employment Agreement and for periods following termination ranging from twelve months (for competition and solicitation of employees) to eighteen months (for solicitation of customers).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement effective July 1, 2016, among Reis, Inc., Reis Services, LLC and Lloyd Lynford.

10.2	Indemnification Agreement effective July 1, 2016, among Reis, Inc., Reis Services, LLC and Lloyd Lynford.

10.3	Employment Agreement effective July 1, 2016, among Reis, Inc., Reis Services, LLC and Jonathan Garfield.

10.4	Indemnification Agreement effective July 1, 2016, among Reis, Inc., Reis Services, LLC and Jonathan Garfield.

10.5	Employment Agreement effective July 1, 2016, between Reis Services, LLC and William Sander (with Reis, Inc. a party thereto for limited purposes).

10.6	Employment Agreement effective July 1, 2016, among Reis, Inc., Reis Services, LLC and Mark P. Cantaluppi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date:	June 21, 2016